Subsequent Events	6 Months Ended
Jun. 27, 2021
Subsequent Events [Abstract]
Subsequent Events

14.	SUBSEQUENT EVENTS
On July 16, 2021 we consummated a business combination (“Business Combination”) pursuant to that certain Agreement and Plan of Merger dated March 11, 2021 (the “Merger Agreement”), by and among Empower Ltd. (“Empower”), Empower Merger Sub I Inc., a direct wholly owned subsidiary of Empower (“Merger Sub I”), Empower Merger Sub II LLC, a direct wholly owned subsidiary of Empower (“Merger Sub II”), and Holdings.
The Merger Agreement provided for, among other things, the following transactions: (i) Merger Sub I merged with and into Holdings, the separate corporate existence of Merger Sub I ceased and Holdings became the surviving corporation and a wholly owned subsidiary of Empower, and (ii) Holdings merged with and into Merger Sub II, the separate corporate existence of Holdings ceased and Merger Sub II became the surviving limited liability company and a wholly owned subsidiary of Empower. Upon closing, Empower changed its name to Holley Inc. and its trading symbol on the New York Stock Exchange from “EMPW” to “HLLY.”
The Business Combination will be accounted for as a reverse recapitalization. Holdings was deemed the accounting acquirer with Holley Inc. as the successor registrant. As such, Empower will be treated as the acquired company for financial reporting purposes, and financial statements for periods prior to the Business Combination will be those of Holdings.
In connection with the Business Combination, 24,000,000 shares of common stock in Holley Inc. were purchased in a private placement for a total aggregate purchase price of $240,000. Per the Merger Agreement, $100,000 of these proceeds were used to partially pay off Holdings’ second-lien note.